REVENUE	12 Months Ended
Aug. 31, 2019
Revenue [abstract]
REVENUE [Text Block]

18. REVENUE

During the three months ended May 31, 2019, the Company determined that the classification of sales returns and recoveries is more accurately reflected as and most comparable to industry peers as a component of gross revenue rather than a separate line in the statement of operations. As a result, sales recoveries of $493 have been reclassified from sales returns to gross revenue for year ended August 31, 2018 to conform to the current year presentation. The net recovery for the prior year comparative period was due to unused credits previously issued through a client credit program, which expired on March 6, 2018. Net revenue for the Company is defined as gross revenue, which is net of any customer discounts, rebates, and sales returns and recoveries, less excise taxes.

Revenues are disaggregated as follows:

	AUGUST 31, 2019	AUGUST 31, 2018

Adult-use recreational wholesale revenue (Canadian)	$85,018	$-
Direct to patient medical revenue (Canadian)	11,192	11,002
Wholesale to Licensed Producers revenue (Canadian)	709	-
International (business to business)	98	-
Other revenue	530	1,427
Gross revenue	$97,547	$12,429
Excise taxes	(17,134)	-
Net revenue	$80,413	$12,429

Recreational revenue is primarily comprised of provincial government bodies and large retailers that sell cannabis through their respective distribution models, whereas wholesale revenue is comprised of wholesale shipments to other cannabis companies, including licensed producers, for further processing and sales onto end customers.

During the year ended August 31, 2019, the Company had 2 customers that individually represented more than 10% of the Company’s net revenue.